UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 25, 2025, Spire Global, Inc. (the “Company”) received written notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the NYSE’s continued listing standards as set forth in Section 802.01E of the NYSE Listed Company Manual due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) prior to November 19, 2025, the end of the extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

Under the NYSE’s rules, the Company can regain compliance with this NYSE listing standard by filing the Form 10-Q with the SEC before May 19, 2026. In accordance with the NYSE notice, the Company has contacted the NYSE to discuss the status of its Form 10-Q filing. The Company is working to complete its Form 10-Q as soon as practicable and to file the Form 10-Q with the SEC within the six-month period provided by the NYSE.

On November 26, 2025, the Company issued a press release with respect to the receipt of the notice of noncompliance from the NYSE. A copy of the news release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This filing contains forward-looking statements, including information about the anticipated timing to file the Form 10-Q and the Company’s ability to regain and maintain compliance with the NYSE listing standards, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of the Company to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents the Company files with the SEC, including but not limited to, the Annual Report on Form 10-K/A for the year ended December 31, 2024, as well as subsequent reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this filing are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
99.1	News release of Spire Global, Inc., dated November 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	November 26, 2025	By:	/s/ Theresa Condor
		Name: Title:	Theresa Condor President and Chief Executive Officer